DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited)(in thousands, except per share data*)

	2024			2023
	Q1	Q2	Q2 YTD	Q1	Q2	Q3	Q4	FY 2023
Revenue	$1,883,719	$1,948,782	$3,832,501	$1,907,429	$1,913,807	$1,958,428	$1,904,812	$7,684,476
Cost of goods and services	1,186,532	1,196,259	2,382,791	1,205,044	1,206,932	1,219,047	1,185,909	4,816,932
Gross profit	697,187	752,523	1,449,710	702,385	706,875	739,381	718,903	2,867,544
Selling, general and administrative expenses	442,981	429,055	872,036	416,143	415,242	402,838	413,981	1,648,204
Operating earnings	254,206	323,468	577,674	286,242	291,633	336,543	304,922	1,219,340
Interest expense	36,365	32,374	68,739	34,214	33,803	32,390	30,897	131,304
Interest income	(4,756)	(4,081)	(8,837)	(2,091)	(2,653)	(3,808)	(4,944)	(13,496)
(Gain) loss on disposition	(529,943)	663	(529,280)	—	—	—	—	—
Other income, net	(7,139)	(12,845)	(19,984)	(3,807)	(6,677)	(10,274)	(710)	(21,468)
Earnings before provision for income taxes	759,679	307,357	1,067,036	257,926	267,160	318,235	279,679	1,123,000
Provision for income taxes	157,577	60,770	218,347	51,234	50,150	56,252	21,500	179,136
Earnings from continuing operations	602,102	246,587	848,689	206,692	217,010	261,983	258,179	943,864
Earnings from discontinued operations, net	30,119	35,235	65,354	21,882	25,229	27,770	38,083	112,964
Net earnings	$632,221	$281,822	$914,043	$228,574	$242,239	$289,753	$296,262	$1,056,828

Basic earnings per share:
Earnings from continuing operations	$4.33	$1.79	$6.14	$1.48	$1.55	$1.87	$1.85	$6.75
Earnings from discontinued operations, net	$0.22	$0.26	$0.47	$0.16	$0.18	$0.20	$0.27	$0.81
Net earnings	$4.55	$2.05	$6.61	$1.64	$1.73	$2.07	$2.12	$7.56
Weighted average shares outstanding	139,051	137,443	138,247	139,757	139,862	139,878	139,893	139,848

Diluted earnings per common share:
Earnings from continuing operations	$4.30	$1.78	$6.10	$1.47	$1.54	$1.86	$1.84	$6.71
Earnings from discontinued operations, net	$0.22	$0.25	$0.47	$0.16	$0.18	$0.20	$0.27	$0.80
Net earnings	$4.52	$2.04	$6.57	$1.63	$1.72	$2.06	$2.11	$7.52
Weighted average shares outstanding	139,869	138,404	139,136	140,616	140,578	140,615	140,586	140,599

Dividends paid per common share	$0.51	$0.51	$1.02	$0.505	$0.505	$0.51	$0.51	$2.03

* Per share data may be impacted by rounding.

DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited)(in thousands, except per share data*)

	FY 2022	FY 2021
Revenue	$7,844,174	$7,361,273
Cost of goods and services	4,939,221	4,522,425
Gross profit	2,904,953	2,838,848
Selling, general and administrative expenses	1,625,312	1,632,926
Operating earnings	1,279,641	1,205,922
Interest expense	116,456	106,316
Interest income	(4,429)	(4,439)
Gain on dispositions	—	(206,338)
Other income, net	(22,589)	(14,839)
Earnings before provision for income taxes	1,190,203	1,325,222
Provision for income taxes	200,291	259,902
Earnings from continuing operations	989,912	1,065,320
Earnings from discontinued operations, net	75,464	58,498
Net earnings	$1,065,376	$1,123,818

Basic earnings per share:
Earnings from continuing operations	$6.94	$7.40
Earnings from discontinued operations, net	$0.53	$0.41
Net earnings	$7.47	$7.81
Weighted average shares outstanding	142,681	143,923
Diluted earnings per common share:
Earnings from continuing operations	$6.89	$7.33
Earnings from discontinued operations, net	$0.53	$0.40
Net earnings	$7.42	$7.74
Weighted average shares outstanding	143,595	145,273

Dividends paid per common share	$2.01	$1.99

* Per share data may be impacted by rounding.

DOVER CORPORATION
SEGMENT INFORMATION
(unaudited)(in thousands)

	2024			2023
	Q1	Q2	Q2 YTD	Q1	Q2	Q3	Q4	FY 2023
REVENUE
Engineered Products	$332,820	$285,297	$618,117	$325,955	$287,408	$309,431	$328,131	$1,250,925
Clean Energy & Fueling	445,053	463,014	908,067	430,729	441,166	466,959	449,423	1,788,277
Imaging & Identification	276,806	287,593	564,399	283,091	271,932	276,179	285,530	1,116,732
Pumps & Process Solutions	465,729	477,239	942,968	413,881	465,626	431,373	444,811	1,755,691
Climate & Sustainability Technologies	364,292	436,706	800,998	455,325	449,001	475,911	398,345	1,778,582
Intersegment eliminations	(981)	(1,067)	(2,048)	(1,552)	(1,326)	(1,425)	(1,428)	(5,731)
Total consolidated revenue	$1,883,719	$1,948,782	$3,832,501	$1,907,429	$1,913,807	$1,958,428	$1,904,812	$7,684,476

EARNINGS FROM CONTINUING OPERATIONS
Segment Earnings:
Engineered Products	$62,532	$52,095	$114,627	$54,064	$38,872	$63,525	$67,590	$224,051
Clean Energy & Fueling	69,675	87,536	157,211	73,605	83,616	92,483	78,900	328,604
Imaging & Identification	69,959	75,786	145,745	68,315	61,336	70,316	72,545	272,512
Pumps & Process Solutions	118,737	137,217	255,954	115,244	129,337	117,907	121,917	484,405
Climate & Sustainability Technologies	50,759	79,127	129,886	73,778	76,074	84,060	71,468	305,380
Total segment earnings	371,662	431,761	803,423	385,006	389,235	428,291	412,420	1,614,952
Purchase accounting expenses [1]	44,187	44,332	88,519	40,603	38,644	38,956	40,379	158,582
Restructuring and other costs [2]	23,971	11,590	35,561	14,053	18,143	11,581	19,150	62,927
Disposition costs [3]	—	—	—	—	—	—	1,302	1,302
(Gain) loss on disposition [4]	(529,943)	663	(529,280)	—	—	—	—	—
Corporate expense / other [5]	42,159	39,526	81,685	40,301	34,138	30,937	45,957	151,333
Interest expense	36,365	32,374	68,739	34,214	33,803	32,390	30,897	131,304
Interest income	(4,756)	(4,081)	(8,837)	(2,091)	(2,653)	(3,808)	(4,944)	(13,496)
Earnings before provision for income taxes	759,679	307,357	1,067,036	257,926	267,160	318,235	279,679	1,123,000
Provision for income taxes [6]	157,577	60,770	218,347	51,234	50,150	56,252	21,500	179,136
Earnings from continuing operations	$602,102	$246,587	$848,689	$206,692	$217,010	$261,983	$258,179	$943,864

SEGMENT EARNINGS MARGIN
Engineered Products	18.8%	18.3%	18.5%	16.6%	13.5%	20.5%	20.6%	17.9%
Clean Energy & Fueling	15.7%	18.9%	17.3%	17.1%	19.0%	19.8%	17.6%	18.4%
Imaging & Identification	25.3%	26.4%	25.8%	24.1%	22.6%	25.5%	25.4%	24.4%
Pumps & Process Solutions	25.5%	28.8%	27.1%	27.8%	27.8%	27.3%	27.4%	27.6%
Climate & Sustainability Technologies	13.9%	18.1%	16.2%	16.2%	16.9%	17.7%	17.9%	17.2%
Total segment earnings margin	19.7%	22.2%	21.0%	20.2%	20.3%	21.9%	21.7%	21.0%

[1] Purchase accounting expenses are primarily comprised of amortization of acquired intangible assets.
[2] Restructuring and other costs relate to actions taken for headcount reductions, facility consolidations and site closures, product line exits, and other asset charges.
3 Q4 and FY 2023 disposition costs relate to the sale of De-Sta-Co in our Engineered Products segment.
[4] (Gain) loss on disposition including working capital adjustments due to the sale of De-Sta-Co in our Engineered Products segment.
[5] Certain expenses are maintained at the corporate level and not allocated to the segments. These expenses include executive and functional compensation costs, non-service pension costs, non-operating insurance expenses, shared business services and digital overhead costs, deal-related expenses and various administrative expenses relating to the corporate headquarters.

6 Q4 and FY 2023 include the net income tax benefit of internal reorganizations executed in 2023.

DOVER CORPORATION
SEGMENT INFORMATION
(unaudited)(in thousands)

	FY 2022	FY 2021
REVENUE
Engineered Products	$1,379,512	$1,234,695
Clean Energy & Fueling	1,878,507	1,648,153
Imaging & Identification	1,123,815	1,163,367
Pumps & Process Solutions	1,728,235	1,708,634
Climate & Sustainability Technologies	1,737,724	1,608,175
Intersegment eliminations	(3,619)	(1,751)
Total consolidated revenue	$7,844,174	$7,361,273

EARNINGS FROM CONTINUING OPERATIONS
Segment Earnings:
Engineered Products	$240,496	$196,512
Clean Energy & Fueling	352,993	327,186
Imaging & Identification	268,084	266,932
Pumps & Process Solutions	533,018	575,593
Climate & Sustainability Technologies	254,484	185,517
Total segment earnings	1,649,075	1,551,740
Purchase accounting expenses [1]	174,397	137,535
Restructuring and other costs [2]	36,209	37,242
Loss (gain) on dispositions [3]	194	(206,338)
Corporate expense / other [4,5]	136,045	156,202
Interest expense	116,456	106,316
Interest income	(4,429)	(4,439)
Earnings before provision for income taxes	1,190,203	1,325,222
Provision for income taxes	200,291	259,902
Earnings from continuing operations	$989,912	$1,065,320

SEGMENT EARNINGS MARGIN
Engineered Products	17.4%	15.9%
Clean Energy & Fueling	18.8%	19.9%
Imaging & Identification	23.9%	22.9%
Pumps & Process Solutions	30.8%	33.7%
Climate & Sustainability Technologies	14.6%	11.5%
Total segment earnings margin	21.0%	21.1%

[1] Purchase accounting expenses are primarily comprised of amortization of acquired intangible assets and charges related to fair value step-ups for acquired inventory sold during the period.
[2] Restructuring and other costs relate to actions taken for headcount reductions, facility consolidations and site closures, product line exits, and other asset charges.
[3] Loss (gain) on dispositions including working capital adjustments related to the sale of Unified Brands in our Climate & Sustainability Technology segment and Race Winning Brands equity method investment in our Engineered Products segment.

[4] Certain expenses are maintained at the corporate level and not allocated to the segments. These expenses include executive and functional compensation costs, non-service pension costs, non-operating insurance expenses, shared business services and digital overhead costs, deal-related expenses and various administrative expenses relating to the corporate headquarters.

5 FY 2022 includes a $6.3 million settlement charge related to our U.S qualified defined benefit plan.

DOVER CORPORATION
ADJUSTED EARNINGS AND ADJUSTED EARNINGS PER SHARE (NON-GAAP)
(unaudited)(in thousands, except per share data*)

Non-GAAP Reconciliations

	2024			2023
	Q1	Q2	Q2 YTD	Q1	Q2	Q3	Q4	FY 2023
Adjusted earnings from continuing operations:
Earnings from continuing operations	$602,102	$246,587	$848,689	$206,692	$217,010	$261,983	$258,179	$943,864
Purchase accounting expenses, pre-tax [1]	44,187	44,332	88,519	40,603	38,644	38,956	40,379	158,582
Purchase accounting expenses, tax impact [2]	(9,711)	(9,760)	(19,471)	(9,140)	(8,671)	(8,670)	(8,847)	(35,328)
Restructuring and other costs, pre-tax [3]	23,971	11,590	35,561	14,053	18,143	11,581	19,150	62,927
Restructuring and other costs, tax impact [2]	(4,734)	(2,479)	(7,213)	(2,990)	(3,665)	(2,401)	(3,970)	(13,026)
Disposition costs, pre-tax [4]	—	—	—	—	—	—	1,302	1,302
Disposition costs, tax impact [2]	—	—	—	—	—	—	(270)	(270)
(Gain) loss on disposition, pre-tax [5]	(529,943)	663	(529,280)	—	—	—	—	—
(Gain) loss on disposition, tax-impact [2]	114,973	(144)	114,829	—	—	—	—	—
Adjusted earnings from continuing operations	$240,845	$290,789	$531,634	$249,218	$261,461	$301,449	$305,923	$1,118,051

Adjusted diluted earnings per share from continuing operations:
Diluted earnings from continuing operations per share	$4.30	$1.78	$6.10	$1.47	$1.54	$1.86	$1.84	$6.71
Purchase accounting expenses, pre-tax [1]	0.32	0.32	0.64	0.29	0.27	0.28	0.29	1.13
Purchase accounting expenses, tax impact [2]	(0.07)	(0.07)	(0.14)	(0.06)	(0.06)	(0.06)	(0.06)	(0.25)
Restructuring and other costs, pre-tax [3]	0.17	0.08	0.26	0.10	0.13	0.08	0.14	0.45
Restructuring and other costs, tax impact [2]	(0.03)	(0.02)	(0.05)	(0.02)	(0.03)	(0.02)	(0.03)	(0.09)
Disposition costs, pre-tax [4]	—	—	—	—	—	—	0.01	0.01
Disposition costs, tax impact [2]	—	—	—	—	—	—	—	—
(Gain) loss on disposition, pre-tax [5]	(3.79)	—	(3.80)	—	—	—	—	—
(Gain) loss on disposition, tax-impact [2]	0.82	—	0.83	—	—	—	—	—
Adjusted diluted earnings per share from continuing operations	$1.72	$2.10	$3.82	$1.77	$1.86	$2.14	$2.18	$7.95

[1] Purchase accounting expenses are primarily comprised of amortization of acquired intangible assets.
[2] Adjustments were tax effected using the statutory tax rates in the applicable jurisdictions or the effective tax rate, where applicable, for each period.
[3] Restructuring and other costs relate to actions taken for headcount reductions, facility consolidations and site closures, product line exits, and other asset charges. Q1 and Q2 YTD 2024 include $3.4 million and Q3 and FY 2023 include $3.3 million of non-cash asset impairment charges for our Climate & Sustainability Technologies segment.

4 Q4 and FY 2023 disposition costs relate to the sale of De-Sta-Co in our Engineered Products segment.
[5] (Gain) loss on disposition due to the sale of De-Sta-Co in our Engineered Products segment, including a $0.7 million post-closing adjustment recorded in Q2 2024.
* Per share data and totals may be impacted by rounding.

DOVER CORPORATION
ADJUSTED EARNINGS AND ADJUSTED EARNINGS PER SHARE (NON-GAAP)
(unaudited)(in thousands, except per share data*)

Non-GAAP Reconciliations

	FY 2022	FY 2021
Adjusted earnings from continuing operations:
Earnings from continuing operations	$989,912	$1,065,320
Purchase accounting expenses, pre-tax [1]	174,397	137,535
Purchase accounting expenses, tax impact [2]	(40,151)	(33,695)
Restructuring and other costs, pre-tax [3]	36,209	37,242
Restructuring and other costs, tax impact [2]	(7,639)	(7,055)
Loss (gain) on dispositions, pre-tax [4]	194	(206,338)
Loss (gain) on dispositions, tax-impact [2]	(27)	53,218
Tax Cuts and Jobs Act [5]	(22,579)	—
Adjusted earnings from continuing operations	$1,130,316	$1,046,227

Adjusted diluted earnings per share from continuing operations:
Diluted earnings from continuing operations per share	$6.89	$7.33
Purchase accounting expenses, pre-tax [1]	1.21	0.95
Purchase accounting expenses, tax impact [2]	(0.28)	(0.23)
Restructuring and other costs, pre-tax [3]	0.25	0.26
Restructuring and other costs, tax impact [2]	(0.05)	(0.05)
Loss (gain) on dispositions, pre-tax [4]	—	(1.42)
Loss (gain) on dispositions, tax-impact [2]	—	0.37
Tax Cuts and Jobs Act [5]	(0.16)	—
Adjusted diluted earnings per share from continuing operations	$7.87	$7.20

[1] Purchase accounting expenses are primarily comprised of amortization of intangible assets and charges related to fair value step-ups for acquired inventory sold during the period. FY 2022 includes $20.0 million of amortization of inventory step-up primarily related to the Q4 2021 acquisitions within our Clean Energy & Fueling segment.

[2] Adjustments were tax effected using the statutory tax rates in the applicable jurisdictions or the effective tax rate, where applicable, for each period.
[3] Restructuring and other costs relate to actions taken for headcount reductions, facility consolidations and site closures, product line exists, and other asset charges. FY 2022 includes $5.5 million of non-cash foreign currency translation losses reclassified to earnings included within restructuring and other costs and $2.1 million related to write-off of assets due to an exit from certain Latin America countries for our Climate & Sustainability Technologies segment. FY 2021 includes a $12.1 million other than temporary impairment charge related to an equity method investment and a $6.1 million write-off of assets incurred in connection with an exit from certain Latin America countries both for our Climate & Sustainability Technologies segment. FY 2021 also includes a $9.1 million payment received for previously incurred restructuring costs related to a product line exit in our Engineered Products segment.

4 FY 2021 represents gain on dispositions of $181.6 million and $24.7 million due to the sales of Unified Brands in our Climate & Sustainability Technologies segment and Race Winning Brands equity method investment in our Engineered Products segment, respectively. FY 2022 represents working capital adjustments related these dispositions.

5 FY 2022 represents a reduction to income taxes previously recorded related to the Tax Cuts and Jobs Act.
* Per share data and totals may be impacted by rounding.

DOVER CORPORATION
ADJUSTED SEGMENT EBITDA (NON-GAAP)
(unaudited)(in thousands)
Non-GAAP Reconciliations

	2024			2023
	Q1	Q2	Q2 YTD	Q1	Q2	Q3	Q4	FY 2023
ADJUSTED SEGMENT EBITDA

Engineered Products:
Segment earnings	$62,532	$52,095	$114,627	$54,064	$38,872	$63,525	$67,590	$224,051
Other depreciation and amortization [1]	4,785	4,778	9,563	5,671	5,778	5,736	4,827	22,012
Adjusted segment EBITDA [2]	67,317	56,873	124,190	59,735	44,650	69,261	72,417	246,063
Adjusted segment EBITDA margin [2]	20.2%	19.9%	20.1%	18.3%	15.5%	22.4%	22.1%	19.7%

Clean Energy & Fueling:
Segment earnings	$69,675	$87,536	$157,211	$73,605	$83,616	$92,483	$78,900	$328,604
Other depreciation and amortization [1]	7,921	7,627	15,548	7,046	7,541	7,686	7,844	30,117
Adjusted segment EBITDA [2]	77,596	95,163	172,759	80,651	91,157	100,169	86,744	358,721
Adjusted segment EBITDA margin [2]	17.4%	20.6%	19.0%	18.7%	20.7%	21.5%	19.3%	20.1%

Imaging & Identification:
Segment earnings	$69,959	$75,786	$145,745	$68,315	$61,336	$70,316	$72,545	$272,512
Other depreciation and amortization [1]	3,733	3,271	7,004	3,394	3,745	3,972	4,182	15,293
Adjusted segment EBITDA [2]	73,692	79,057	152,749	71,709	65,081	74,288	76,727	287,805
Adjusted segment EBITDA margin [2]	26.6%	27.5%	27.1%	25.3%	23.9%	26.9%	26.9%	25.8%

Pumps & Process Solutions:
Segment earnings	$118,737	$137,217	$255,954	$115,244	$129,337	$117,907	$121,917	$484,405
Other depreciation and amortization [1]	12,139	12,637	24,776	10,939	11,609	12,052	11,744	46,344
Adjusted segment EBITDA [2]	130,876	149,854	280,730	126,183	140,946	129,959	133,661	530,749
Adjusted segment EBITDA margin [2]	28.1%	31.4%	29.8%	30.5%	30.3%	30.1%	30.0%	30.2%

Climate & Sustainability Technologies:
Segment earnings	$50,759	$79,127	$129,886	$73,778	$76,074	$84,060	$71,468	$305,380
Other depreciation and amortization [1]	7,275	7,220	14,495	6,624	6,895	6,954	7,084	27,557
Adjusted segment EBITDA [2]	58,034	86,347	144,381	80,402	82,969	91,014	78,552	332,937
Adjusted segment EBITDA margin [2]	15.9%	19.8%	18.0%	17.7%	18.5%	19.1%	19.7%	18.7%

Total Segments:
Total segment earnings [2,3]	$371,662	$431,761	$803,423	$385,006	$389,235	$428,291	$412,420	$1,614,952
Other depreciation and amortization [1]	35,853	35,533	71,386	33,674	35,568	36,400	35,681	141,323
Total Adjusted segment EBITDA [2]	407,515	467,294	874,809	418,680	424,803	464,691	448,101	1,756,275
Total Adjusted segment EBITDA margin [2]	21.6%	24.0%	22.8%	21.9%	22.2%	23.7%	23.5%	22.9%

[1] Other depreciation and amortization relates to property, plant, and equipment and intangibles, and excludes amounts related to purchase accounting expenses and restructuring and other costs.
[2] Refer to Non-GAAP Disclosures section for definition.
[3] Refer to Quarterly Segment Information section for reconciliation of total segment earnings to earnings from continuing operations.

DOVER CORPORATION
ADJUSTED SEGMENT EBITDA (NON-GAAP)
(unaudited)(in thousands)
Non-GAAP Reconciliations

	FY 2022	FY 2021
ADJUSTED SEGMENT EBITDA

Engineered Products:
Segment earnings	$240,496	$196,512
Other depreciation and amortization [1]	22,571	22,712
Adjusted segment EBITDA [2]	263,067	219,224
Adjusted segment EBITDA margin [2]	19.1%	17.8%

Clean Energy & Fueling:
Segment earnings [4]	$352,993	$327,186
Other depreciation and amortization [1]	28,815	25,842
Adjusted segment EBITDA [2]	381,808	353,028
Adjusted segment EBITDA margin [2]	20.3%	21.4%

Imaging & Identification:
Segment earnings	$268,084	$266,932
Other depreciation and amortization [1]	14,185	14,189
Adjusted segment EBITDA [2]	282,269	281,121
Adjusted segment EBITDA margin [2]	25.1%	24.2%

Pumps & Process Solutions:
Segment earnings	$533,018	$575,593
Other depreciation and amortization [1]	40,839	39,272
Adjusted segment EBITDA [2]	573,857	614,865
Adjusted segment EBITDA margin [2]	33.2%	36.0%

Climate & Sustainability Technologies:
Segment earnings	$254,484	$185,517
Other depreciation and amortization [1]	26,204	26,987
Adjusted segment EBITDA [2]	280,688	212,504
Adjusted segment EBITDA margin [2]	16.2%	13.2%

Total Segments:
Total segment earnings [2,3,4]	$1,649,075	$1,551,740
Other depreciation and amortization [1]	132,614	129,002
Total Adjusted segment EBITDA [2]	1,781,689	1,680,742
Total Adjusted segment EBITDA margin [2]	22.7%	22.8%

[1] Other depreciation and amortization relates to property, plant, and equipment and intangibles, and excludes amounts related to purchase accounting expenses and restructuring and other costs.
[2] Refer to Non-GAAP Disclosures section for definition.
[3] Refer to Quarterly Segment Information section for reconciliation of total segment earnings to earnings from continuing operations.
4 FY 2022 excludes $19.0 million of amortization of inventory step-up related to the Q4 2021 acquisitions within our Clean Energy & Fueling segment.

DOVER CORPORATION
EARNINGS FROM CONTINUING OPERATIONS TO ADJUSTED SEGMENT EBITDA RECONCILIATION (NON-GAAP)
(unaudited)(in thousands)
Non-GAAP Reconciliations

	2024			2023
	Q1	Q2	Q2 YTD	Q1	Q2	Q3	Q4	FY 2023
Earnings from continuing operations	$602,102	$246,587	$848,689	$206,692	$217,010	$261,983	$258,179	$943,864
Provision for income taxes [1]	157,577	60,770	218,347	51,234	50,150	56,252	21,500	179,136
Earnings before provision for income taxes	759,679	307,357	1,067,036	257,926	267,160	318,235	279,679	1,123,000
Interest income	(4,756)	(4,081)	(8,837)	(2,091)	(2,653)	(3,808)	(4,944)	(13,496)
Interest expense	36,365	32,374	68,739	34,214	33,803	32,390	30,897	131,304
Corporate expense / other [2]	42,159	39,526	81,685	40,301	34,138	30,937	45,957	151,333
Disposition costs [3]	—	—	—	—	—	—	1,302	1,302
(Gain) loss on disposition [4]	(529,943)	663	(529,280)	—	—	—	—	—
Restructuring and other costs [5]	23,971	11,590	35,561	14,053	18,143	11,581	19,150	62,927
Purchase accounting expenses [6]	44,187	44,332	88,519	40,603	38,644	38,956	40,379	158,582
Total segment earnings [7]	371,662	431,761	803,423	385,006	389,235	428,291	412,420	1,614,952
Add: Other depreciation and amortization [8]	35,853	35,533	71,386	33,674	35,568	36,400	35,681	141,323
Total adjusted segment EBITDA [7]	$407,515	$467,294	$874,809	$418,680	$424,803	$464,691	$448,101	$1,756,275

1 Q4 and FY 2023 include the net income tax benefit of internal reorganizations executed in 2023.
[2] Certain expenses are maintained at the corporate level and not allocated to the segments. These expenses include executive and functional compensation costs, non-service pension costs, non-operating insurance expenses, shared business services and digital overhead costs, deal-related expenses and various administrative expenses relating to the corporate headquarters.

3 Q4 and FY 2023 disposition costs relate to the sale of De-Sta-Co in our Engineered Products segment.
[4] (Gain) loss on disposition due to the sale of De-Sta-Co in the Engineered Products segment.
[5] Restructuring and other costs relate to actions taken for headcount reductions, facility consolidations and site closures, product line exits, and other asset charges.
[6] Purchase accounting expenses are primarily comprised of amortization of acquired intangible assets.
[7] Refer to Non-GAAP Disclosures section for definition.
[8] Other depreciation and amortization relates to property, plant, and equipment and intangibles, and excludes amounts related to purchase accounting expenses and restructuring and other costs.

DOVER CORPORATION
EARNINGS FROM CONTINUING OPERATIONS TO ADJUSTED SEGMENT EBITDA RECONCILIATION (NON-GAAP)
(unaudited)(in thousands)
Non-GAAP Reconciliations

	FY 2022	FY 2021
Earnings from continuing operations	$989,912	$1,065,320
Provision for income taxes	200,291	259,902
Earnings before provision for income taxes	1,190,203	1,325,222
Interest income	(4,429)	(4,439)
Interest expense	116,456	106,316
Corporate expense / other [1,2]	136,045	156,202
Loss (gain) on dispositions [3]	194	(206,338)
Restructuring and other costs [4]	36,209	37,242
Purchase accounting expenses [5]	174,397	137,535
Total segment earnings [6]	1,649,075	1,551,740
Add: Other depreciation and amortization [7]	132,614	129,002
Total adjusted segment EBITDA [6]	$1,781,689	$1,680,742

[1] Certain expenses are maintained at the corporate level and not allocated to the segments. These expenses include executive and functional compensation costs, non-service pension costs, non-operating insurance expenses, shared business services and digital overhead costs, deal-related expenses and various administrative expenses relating to the corporate headquarters.

2 FY 22 includes a $6.3 million settlement charge related to our U.S. qualified benefit plan.
[3] Loss (gain) on dispositions including working capital adjustments related to the sale of Unified Brands in our Climate & Sustainability Technology segment and Race Winning Brands equity method investment in our Engineered Products segment.

[4] Restructuring and other costs relate to actions taken for headcount reductions, facility consolidations and site closures, product line exits, and other asset charges.
[5] Purchase accounting expenses are primarily comprised of amortization of acquired intangible assets and charges related to fair value step-ups for acquired inventory sold during the period.
[6] Refer to Non-GAAP Disclosures section for definition.
[7] Other depreciation and amortization relates to property, plant, and equipment and intangibles, and excludes amounts related to purchase accounting expenses and restructuring and other costs.

DOVER CORPORATION
REVENUE GROWTH FACTORS RECONCILIATIONS (NON-GAAP)
(unaudited)(in thousands, except per share data*)

Non-GAAP Reconciliations

Revenue Growth Factors

	2024			2023
	Q1	Q2	Q2 YTD	Q1	Q2	Q3	Q4	FY 2023
Organic
Engineered Products	2.1%	18.3%	9.7%	(0.7)%	(16.6)%	(12.0)%	(7.7)%	(9.3)%
Clean Energy & Fueling	1.4%	2.3%	1.9%	(2.6)%	(9.3)%	(0.2)%	(3.5)%	(4.0)%
Imaging & Identification	(1.6)%	6.9%	2.6%	8.2%	0.3%	(3.6)%	(3.5)%	0.2%
Pumps & Process Solutions	4.5%	(3.1)%	0.5%	(7.1)%	0.9%	(7.3)%	0.5%	(3.3)%
Climate & Sustainability Technologies	(20.3)%	(2.3)%	(11.4)%	16.2%	4.0%	1.8%	(10.9)%	2.4%
Total Organic	(3.4)%	3.0%	(0.2)%	2.2%	(4.1)%	(3.9)%	(5.2)%	(2.8)%
Acquisitions	2.2%	2.3%	2.3%	1.0%	1.0%	1.0%	1.0%	1.0%
Dispositions	—%	(2.8)%	(1.4)%	—%	—%	—%	—%	—%
Currency translation	—%	(0.7)%	(0.4)%	(2.8)%	(0.7)%	1.3%	1.1%	(0.2)%
Total*	(1.2)%	1.8%	0.3%	0.4%	(3.8)%	(1.6)%	(3.1)%	(2.0)%
* Totals may be impacted by rounding.

	2024			2023
	Q1	Q2	Q2 YTD	Q1	Q2	Q3	Q4	FY 2023
Organic
United States	(2.3)%	9.1%	3.3%	1.0%	(11.5)%	(10.8)%	(0.5)%	(5.7)%
Other Americas	(6.1)%	18.2%	5.9%	18.4%	13.7%	13.9%	(23.4)%	3.7%
Europe	(0.5)%	(3.8)%	(2.2)%	(0.3)%	(0.9)%	(5.2)%	(16.1)%	(5.7)%
Asia	(4.8)%	(8.6)%	(6.8)%	(4.0)%	2.0%	(3.4)%	4.8%	(0.2)%
Other	(21.6)%	(28.0)%	(24.9)%	20.6%	32.8%	72.7%	26.7%	38.4%
Total Organic	(3.4)%	3.0%	(0.2)%	2.2%	(4.1)%	(3.9)%	(5.2)%	(2.8)%
Acquisitions	2.2%	2.3%	2.3%	1.0%	1.0%	1.0%	1.0%	1.0%
Dispositions	—%	(2.8)%	(1.4)%	—%	—%	—%	—%	—%
Currency translation	—%	(0.7)%	(0.4)%	(2.8)%	(0.7)%	1.3%	1.1%	(0.2)%
Total*	(1.2)%	1.8%	0.3%	0.4%	(3.8)%	(1.6)%	(3.1)%	(2.0)%
* Totals may be impacted by rounding.

DOVER CORPORATION
REVENUE GROWTH FACTORS RECONCILIATIONS (NON-GAAP)
(unaudited)(in thousands, except per share data*)

Non-GAAP Reconciliations

Revenue Growth Factors

	FY 2022	FY 2021
Organic
Engineered Products	14.7%	20.8%
Clean Energy & Fueling	(0.3)%	5.8%
Imaging & Identification	2.9%	8.0%
Pumps & Process Solutions	4.1%	26.6%
Climate & Sustainability Technologies	18.5%	22.0%
Total Organic	7.8%	16.5%
Acquisitions	4.6%	1.3%
Dispositions	(1.6)%	(0.2)%
Currency translation	(4.2)%	2.1%
Total*	6.6%	19.7%
* Totals may be impacted by rounding.

	FY 2022	FY 2021
Organic
United States	7.6%	17.7%
Other Americas	7.7%	12.9%
Europe	11.7%	15.5%
Asia	7.1%	18.0%
Other	(11.0)%	11.6%
Total Organic	7.8%	16.5%
Acquisitions	4.6%	1.3%
Dispositions	(1.6)%	(0.2)%
Currency translation	(4.2)%	2.1%
Total*	6.6%	19.7%
* Totals may be impacted by rounding.

DOVER CORPORATION
PERFORMANCE MEASURES
(unaudited)(in thousands)

	2024			2023
	Q1	Q2	Q2 YTD	Q1	Q2	Q3	Q4	FY 2023
BOOKINGS

Engineered Products	$329,925	$280,542	$610,467	$329,005	$297,662	$330,566	$312,416	$1,269,649
Clean Energy & Fueling	471,610	442,086	913,696	454,526	440,137	449,663	401,195	1,745,521
Imaging & Identification	278,433	288,641	567,074	290,712	262,092	271,113	297,312	1,121,229
Pumps & Process Solutions	473,632	461,426	935,058	464,297	394,317	363,111	455,390	1,677,115
Climate & Sustainability Technologies	453,086	406,269	859,355	371,643	310,911	340,474	325,625	1,348,653
Intersegment eliminations	(791)	(1,591)	(2,382)	(1,530)	(1,913)	(848)	(2,100)	(6,391)
Total consolidated bookings	$2,005,895	$1,877,373	$3,883,268	$1,908,653	$1,703,206	$1,754,079	$1,789,838	$7,155,776

	2024			2023
	Q1	Q2	Q2 YTD	Q1	Q2	Q3	Q4	FY 2023
BOOKINGS GROWTH FACTORS

Organic
Engineered Products	0.2%	11.4%	5.5%	(5.8)%	(9.2)%	3.0%	(2.3)%	(3.7)%
Clean Energy & Fueling	1.6%	(1.6)%	—%	(6.1)%	(8.4)%	3.5%	(0.1)%	(3.1)%
Imaging & Identification	(3.4)%	11.1%	3.5%	(1.8)%	(8.5)%	(5.4)%	7.7%	(2.1)%
Pumps & Process Solutions	(4.6)%	10.5%	2.3%	(1.2)%	(19.4)%	(15.6)%	22.6%	(4.7)%
Climate & Sustainability Technologies	22.3%	31.6%	26.6%	(11.6)%	(31.5)%	(16.8)%	(14.8)%	(19.1)%
Total Organic	3.2%	11.5%	7.1%	(5.4)%	(16.3)%	(6.7)%	2.2%	(6.9)%
Acquisitions	2.1%	2.4%	2.2%	1.1%	0.7%	0.3%	0.4%	0.7%
Dispositions	—%	(3.0)%	(1.4)%	—%	—%	—%	—%	—%
Currency translation	(0.2)%	(0.7)%	(0.4)%	(2.9)%	(0.8)%	1.3%	1.1%	(0.5)%
Total*	5.1%	10.2%	7.5%	(7.2)%	(16.4)%	(5.1)%	3.7%	(6.7)%
* Totals may be impacted by rounding.

DOVER CORPORATION
PERFORMANCE MEASURES
(unaudited)(in thousands)

	FY 2022	FY 2021
BOOKINGS

Engineered Products	$1,320,288	$1,398,444
Clean Energy & Fueling	1,821,025	1,742,479
Imaging & Identification	1,154,199	1,190,404
Pumps & Process Solutions	1,709,204	2,023,061
Climate & Sustainability Technologies	1,669,916	2,317,000
Intersegment eliminations	(5,173)	(1,477)
Total consolidated bookings	$7,669,459	$8,669,911

	FY 2022	FY 2021
BOOKINGS GROWTH FACTORS

Organic
Engineered Products	(4.8)%	29.1%
Clean Energy & Fueling	(8.8)%	11.2%
Imaging & Identification	2.6%	7.7%
Pumps & Process Solutions	(12.8)%	48.2%
Climate & Sustainability Technologies	(19.3)%	53.3%
Total Organic	(10.3)%	31.1%
Acquisitions	3.8%	1.6%
Dispositions	(1.6)%	(0.3)%
Currency translation	(3.4)%	2.3%
Total*	(11.5)%	34.7%
* Totals may be impacted by rounding.

DOVER CORPORATION
QUARTERLY CASH FLOW AND FREE CASH FLOW (NON-GAAP)
(unaudited)(in thousands)

Quarterly Cash Flow

	2024			2023					2022
	Q1	Q2	Q2 YTD	Q1	Q2	Q3	Q4	FY 2023	FY 2022
Net Cash Flows Provided By (Used In):
Operating activities	$146,456	$149,181	$295,637	$220,240	$168,947	$331,795	$498,564	$1,219,546	$746,754
Investing activities	432,416	33,215	465,631	(41,952)	(40,591)	(48,529)	(586,643)	(717,715)	(520,844)
Financing activities	(80,782)	(830,657)	(911,439)	(306,565)	(137,924)	(312,716)	189,149	(568,056)	(260,265)

Quarterly Free Cash Flow (Non-GAAP)

	2024			2023					2022
	Q1	Q2	Q2 YTD	Q1	Q2	Q3	Q4	FY 2023	FY 2022
Cash flow from operating activities [1]	$146,456	$149,181	$295,637	$220,240	$168,947	$331,795	$498,564	$1,219,546	$746,754
Less: Capital expenditures	(40,050)	(35,822)	(75,872)	(46,771)	(38,183)	(41,177)	(57,275)	(183,406)	(211,082)
Free cash flow	$106,406	$113,359	$219,765	$173,469	$130,764	$290,618	$441,289	$1,036,140	$535,672

Cash flow from operating activities as a percentage of revenue	7.8%	7.7%	7.7%	11.5%	8.8%	16.9%	26.2%	15.9%	9.5%

Cash flow from operating activities as a percentage of adjusted earnings from continuing operations	60.8%	51.3%	55.6%	88.4%	64.6%	110.1%	163.0%	109.1%	66.1%

Free cash flow as a percentage of revenue	5.6%	5.8%	5.7%	9.1%	6.8%	14.8%	23.2%	13.5%	6.8%

Free cash flow as a percentage of adjusted earnings from continuing operations	44.2%	39.0%	41.3%	69.6%	50.0%	96.4%	144.2%	92.7%	47.4%

1 Q2 and Q2 YTD 2024 include income tax payments of $56 million related to the gain on the disposition of De-Sta-Co. The remainder of the tax payments on the De-Sta-Co gain will be paid in quarterly installments throughout 2024. FY 2022 includes income tax payments of $43.5 million related to the gain on the disposition of Unified Brands and $13.4 million related to an internal reorganization.

Non-GAAP Measures Definitions

In an effort to provide investors with additional information regarding our results as determined by GAAP, management also discloses non-GAAP information that management believes provides useful information to investors. Adjusted earnings from continuing operations, adjusted diluted earnings per share from continuing operations, total segment earnings, total segment earnings margin, adjusted segment EBITDA, adjusted segment EBITDA margin, free cash flow, free cash flow as a percentage of revenue, free cash flow as a percentage of adjusted earnings from continuing operations, and organic revenue growth are not financial measures under GAAP and should not be considered as a substitute for earnings from continuing operations, diluted earnings from continuing operations per share, cash flows from operating activities, or revenue as determined in accordance with GAAP, and they may not be comparable to similarly titled measures reported by other companies.

The items described in our definitions herein, unless otherwise noted, relate solely to our continuing operations.

Adjusted earnings from continuing operations represents earnings from continuing operations adjusted for the effect of purchase accounting expenses, restructuring and other costs/benefits, Tax Cuts and Jobs Act, disposition costs and gain/loss on dispositions. Purchase accounting expenses are primarily comprised of amortization of intangible assets. We exclude after-tax purchase accounting expenses because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions the Company consummates. While we have a history of acquisition activity, our acquisitions do not happen in a predictive cycle. Exclusion of purchase accounting expenses facilitates more consistent comparisons of operating results over time. We believe it is important to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. We exclude the other items because they occur for reasons that may be unrelated to the Company's commercial performance during the period and/or management believes they are not indicative of the Company's ongoing operating costs or gains in a given period.

Adjusted diluted earnings per share from continuing operations or adjusted earnings per share from continuing operations represent diluted earnings from continuing operations per share adjusted for the effect of purchase accounting expenses, restructuring and other costs/benefits, Tax Cuts and Jobs Act, disposition costs and gain/loss on dispositions.

Total segment earnings is defined as the sum of earnings before purchase accounting expenses, restructuring and other costs/benefits, disposition costs, gain/loss on dispositions, corporate expenses/other, interest expense, interest income and provision for income taxes for all segments. Total segment earnings margin is defined as total segment earnings divided by revenue.

Adjusted segment EBITDA is defined as segment earnings plus other depreciation and amortization expense, which relates to property, plant, and equipment and intangibles, and excludes amounts related to purchase accounting expenses and restructuring and other costs/benefits. Adjusted segment EBITDA margin is defined as adjusted segment EBITDA divided by revenue.

Management believes the non-GAAP measures above are useful to investors to better understand the Company’s ongoing profitability as they better reflect the Company's core operating results, offer more transparency and facilitate easier comparability to prior and future periods and to its peers.

Free cash flow represents net cash provided by operating activities minus capital expenditures. Free cash flow as a percentage of revenue equals free cash flow divided by revenue. Free cash flow as a percentage of adjusted earnings from continuing operations equals free cash flow divided by adjusted earnings from continuing operations. Management believes that free cash flow and free cash flow ratios are important measures of liquidity because they provide management and investors a measurement of cash generated from operations that is available for mandatory payment obligations and investment opportunities, such as funding acquisitions, paying dividends, repaying debt and repurchasing our common stock.

Management believes that reporting organic revenue growth, which excludes the impact of foreign currency exchange rates and the impact of acquisitions and dispositions, provides a useful comparison of our revenue and trends between periods. We do not provide a reconciliation of forward-looking organic revenue to the most directly comparable GAAP financial measure pursuant to the exception provided in Item 10(e)(1)(i)(B) of Regulation S-K because we are not able to provide a meaningful or accurate compilation of reconciling items. This is due to the inherent difficulty in accurately forecasting the timing and amounts of the items that would be excluded from the most directly comparable GAAP financial measure or are out of our control. For the same reasons, we are unable to address the probable significance of unavailable information which may be material.

Performance Measures Definitions

Bookings represent total orders received from customers in the current reporting period and exclude de-bookings related to orders received in prior periods, if any. This metric is an important measure of performance and an indicator of revenue order trends.

Organic bookings represent bookings excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions. This metric is an important measure of performance and an indicator of revenue order trends.

We use the above operational metrics in monitoring the performance of the business. We believe the operational metrics are useful to investors and other users of our financial information in assessing the performance of our segments.